                                                                    EXHIBIT 99.6

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

     GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER -- Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the proper identification number to give:

--------------------------------------------------------
                                GIVE THE NAME AND
                                SOCIAL SECURITY
FOR THIS TYPE OF ACCOUNT:       NUMBER OF --
--------------------------------------------------------
1.   Individual account         The individual
2.   Two or more individuals    The actual owner of the
     (joint account)            account or, if combined
                                funds, the first
                                individual on the
                                account(1)
3.   Custodian account of a     The minor(2)
     minor (Uniform Gift to
     Minors Act)
4.   a. The usual revocable     The grantor-trustee(1)
        savings trust
        (grantor is also
        trustee)
     b. The so-called trust     The actual owner(1)
        account that is not a
        legal or valid trust
        under state law
5.   Sole proprietorship or     The owner(3)
     single-owner limited
     liability company

------------------------------------------------------

--------------------------------------------------------
                                GIVE THE NAME AND
                                EMPLOYER
                                IDENTIFICATION
FOR THIS TYPE OF ACCOUNT:       NUMBER OF --
--------------------------------------------------------
 6.  A valid trust estate, or   Legal entity (do not
     pension trust              furnish the
                                identification number of
                                the personal
                                representative or
                                trustee unless the legal
                                entity itself is not
                                designated in the
                                account title)(4)
 7.  Corporation or limited     The corporation
     liability company
     validly electing to be
     taxed as a corporation
 8.  Association, club,         The organization
     religious, charitable,
     educational, or other
     tax-exempt organization
 9.  Partnership or multi-      The partnership
     member limited liability
     company
10.  A broker or registered     The broker or nominee
     nominee
11.  Account with the           The public entity
     Department of
     Agriculture in the name
     of a public entity (such
     as a State or local
     government, school
     district, or prison)
     that receives
     agricultural program
     payments

------------------------------------------------------

(1) List first and circle the name of the person whose number you furnish. If only one person on a joint account has a Social Security Number, that person's number must be furnished.
(2) Circle the minor's name and furnish the minor's social security number.
(3) You must show your individual name, but you may also enter your business or "doing business as" name. You may use either your social security number or employment identification number.
(4) List first and circle the name of the legal trust, estate or pension trust.

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

               GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                            NUMBER ON SUBSTITUTE FORM W-9

OBTAINING A NUMBER

If you do not have a taxpayer identification number or you do not know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

  - An organization exempt from tax under section 501(a), or an individual retirement plan, or a custodial account under Section 403(b)(7).

  - The United States or any agency or instrumentality thereof.

  - A state, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.

  - A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.

  - An international organization or any agency, or instrumentality thereof.

PAYEES THAT MAY BE EXEMPT FROM BACKUP WITHHOLDING:

  - A corporation.

  - A foreign central bank of issue.

  - A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.

  - A futures commission merchant registered with the Commodity Futures Trading Commission.

  - A real estate investment trust.

  - An entity registered at all times during the tax year under the Investment Company Act of 1940.

  - A common trust fund operated by a bank under section 584(a).

  - A financial institution.

  - A middleman known in the investment community as a nominee or custodian.

  - A trust exempt from tax under section 664 or described in section 4947.

PAYMENTS OF DIVIDENDS AND PATRONAGE DIVIDENDS NOT GENERALLY SUBJECT TO BACKUP WITHHOLDING INCLUDE THE FOLLOWING:

  - Payments to nonresident aliens subject to withholding under section 1441.

  - Payments to partnerships not engaged in a trade or business in the United States and which have at least one nonresident alien partner.

  - Payments made by certain foreign organizations.

  - Payments of patronage dividends not paid in money.

  - Section 404(k) distributions made by an ESOP.

PAYMENTS OF INTEREST NOT GENERALLY SUBJECT TO BACKUP WITHHOLDING INCLUDE THE
FOLLOWING:

  - Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.

  - Payments of tax-exempt interest (including exempt-interest dividends under section 852).

  - Payments described in section 6049(b)(5) to non-resident aliens.

  - Payments on tax-free covenant bonds under section 1451.

   - Payments made by certain foreign organizations.

  - Mortgage or student loan interest paid to you.

Exempt payees described above should file a Substitute Form W-9 to avoid possible erroneous backup withholding.

FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER.

Payments that are not subject to information reporting are also not subject to backup withholding. For details, see regulations under sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A, and 6050N.

PRIVACY ACT NOTICE. -- Section 6109 requires most recipients of dividends, interest, or other payments to provide identifying number for identification purposes and to help verify the accuracy of your return. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 28% (under current law) of taxable interest, dividends, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

PENALTIES.

(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER. -- If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING. -- If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION. -- Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION, CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

Form W-8BEN
                             CERTIFICATE OF FOREIGN STATUS OF BENEFICIAL OWNER          OMB No. 1545-1621
(Rev. December 2000)                   FOR UNITED STATES WITHHOLDING
                           - SECTION REFERENCES ARE TO THE INTERNAL REVENUE CODE.
Department of the                       - SEE SEPARATE INSTRUCTIONS.
Treasury                 - GIVE THIS FORM TO THE WITHHOLDING AGENT OR PAYER. DO NOT
Internal Revenue                              SEND TO THE IRS.
Service
------------------------------------------------------------------------------------------------------------

DO NOT USE THIS FORM FOR:                                     INSTEAD, USE FORM:

 --  A U.S. citizen or other U.S. person, including a resident alien
     individual............................................................W-9
 --  A person claiming an exemption from U.S. withholding on income effectively connected with the conduct of a trade or business in the
     United States......................................................W-8ECI
 --  A foreign partnership, a foreign simple trust, or a foreign grantor trust
     (see instructions for exceptions)........................W-8ECI or W-8IMY
 --  A foreign government, international organization, foreign central bank of issue, foreign tax exempt organization, foreign private foundation, or government of a U.S. possession that received effectively connected income or that is claiming the applicability of sections(s) 115(2),
     501(c), 892, 895, or 1443(b) (see instructions)..........W-8ECI or W-8EXP
NOTE: These entities should use Form W-8BEN if they are claiming treaty benefits or are providing the form only to claim they are a foreign person exempt from backup withholding.
 --  A person acting as an intermediary.................................W-8IMY

NOTE: See instructions for additional exceptions.
--------------------------------------------------------------------------------
 PART I    IDENTIFICATION OF BENEFICIAL OWNER (SEE INSTRUCTIONS.)
--------------------------------------------------------------------------------

  1   Name of individual organization that is the beneficial owner    2  Country of incorporation or organization

--------------------------------------------------------------------------------------------------------------------

  3   Type of beneficial owner:             [ ] Individual    [ ] Corporation    [ ] Disregarded       [ ] Partnership
                                                                                 entity

      [ ] Complex trust                     [ ] Estate        [ ] Government                           [ ] International

      [ ] Grantor trust                     [ ] Tax-exempt    [ ] Private                              organization

      [ ] Central bank of issue             organization      foundation

  3  [ ] Simple
     trust

--------------------------------------------------------------------------------------------------------------------
  4   Permanent residence address (street, apt. or suite no., or rural route). DO NOT USE A P.O. BOX OR IN-CARE-OF
      ADDRESS.

--------------------------------------------------------------------------------------------------------------------
      City or town, state or province. Include postal code where      Country (do not abbreviate)
      appropriate.

--------------------------------------------------------------------------------------------------------------------
  5   Mailing address (if different from above)

--------------------------------------------------------------------------------------------------------------------
      City or town, state or province. Include postal code where      Country (do not abbreviate)
      appropriate.

--------------------------------------------------------------------------------------------------------------------

  6   U.S. taxpayer identification number, if required (see           7 Foreign tax identifying number, if any (optional)
      instructions)
      [ ] SSN or ITIN   [ ] EIN
---------------------------------------------------------------------------------------------------------------------------
  8   Reference number(s) (see instructions)


--------------------------------------------------------------------------------
 PART II    CLAIM OF TAX TREATY BENEFITS (if applicable)
--------------------------------------------------------------------------------

 9   I CERTIFY THAT (CHECK ALL THAT APPLY):
 A   [ ]  The beneficial owner is a resident of  ______________ within the meaning of the income tax treaty between the United
          States and that country.
 B   [ ]  If required, the U.S. taxpayer identification number is stated on line 6 (see instructions).
 C   [ ]  The beneficial owner is not an individual, derives the item
          (or items) of income for which the treaty benefits are
          claimed, and, if applicable, meets the requirements of the treaty provision dealing with limitation on benefits (see
          instructions).
 D   [ ]  The beneficial owner is not an individual, is claiming treaty benefits for dividends received from a foreign
          corporation or interest from a U.S. trade or business of a foreign corporation, and meets qualified resident status
          (see instructions).
 E   [ ]  The beneficial owner is related to the person obligated to pay the income within the meaning of section 267(b) or
          707(b), and will file Form 8833 if the amount subject to
          withholding received during a calendar year exceeds, in the aggregate, $500,000.
     SPECIAL RATES AND CONDITIONS (if applicable -- see instructions):
10   The beneficial owner is claiming the provisions of Article
      ______________ of the treaty identified on line 9a above to claim a  ______________ % rate of withholding on (specify type of income):
     Explain the reasons the beneficial owner meets the terms of the treaty article

--------------------------------------------------------------------------------
 PART III    NOTIONAL PRINCIPAL CONTRACTS
--------------------------------------------------------------------------------

11   [ ]  I have provided or will provide a statement that identifies those notional principal contracts from which the income is
          NOT effectively connected with the conduct of a trade or
          business in the United States. I agree to update this
          statement as required.

--------------------------------------------------------------------------------
 PART IV    CERTIFICATION
--------------------------------------------------------------------------------
Under penalties of perjury, I declare that I have examined the information on this form and to the best of my knowledge and belief it is true, correct, and complete. I further certify under penalties of perjury that:
 -- I am the beneficial owner (or am authorized to sign for the beneficial owner) of all the income to which this form relates,
 -- The beneficial owner is not a U.S. Person, -- The income to which this form relates is not effectively connected with the conduct of a trade or business in the United States or is effectively connected but is not subject to tax under an income tax treaty, AND
 -- For broker transactions or barter exchanges, the beneficial owner is an exempt foreign person as defined in the instructions. Furthermore, I authorize this form to be provided to any withholding agent that has control, receipt, or custody of the income of which I am the beneficial owner or any withholding agent that can disburse or make payments of the income of which I am the beneficial owner.


SIGN HERE   -            -----------------------------------------------------------
                         Signature of beneficial owner (or individual authorized to sign for beneficial owner)

SIGN HERE   -           ----------------        ------------------
                       Date (MM-DD-YYYY)     Capacity in which acting

--------------------------------------------------------------------------------

FOR PAPERWORK REDUCTION ACT NOTICE, SEE SEPARATE INSTRUCTIONS.          Cat. No.
25047Z                                                 Form W-8BEN (Rev.12-2000)